UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: December 4, 2012
Date of Earliest Event Reported: December 4, 2012
_________________________________________________

________________________________________________
1111 West Jefferson Street, Suite 200
Boise, Idaho 83702-5388
(Address of principal executive offices) (Zip Code)
(208) 384-7000
(Registrants' telephone number, including area code)

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.	State or other jurisdiction of incorporation
001-33541 333-166926-04	Boise Inc. BZ Intermediate Holdings LLC	20-8356960 27-1197223	Delaware Delaware
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
This Form 8-K filing is a combined report being filed separately by two registrants: Boise Inc. and BZ Intermediate Holdings LLC. Unless the context indicates otherwise, any reference in this report to the "company," "we," "us," "our," or "Boise" refers to Boise Inc. together with BZ Intermediate Holdings LLC and its consolidated subsidiaries.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Transition of Robert A. Warren to Non-Officer Role
On December 4, 2012, we issued a news release announcing that Robert A. Warren will transition at his request from his current position as executive vice president and chief operating officer to a non-officer role within the company, effective January 1, 2013.
Election of Judith M. Lassa as Executive Vice President and Chief Operating Officer
Our December 4, 2012, news release also announced that Judith M. Lassa, 53, will become our executive vice president and chief operating officer, effective January 1, 2013. Prior to Ms. Lassa's election as our executive vice president and chief operating officer, she had served as senior vice president of our paper business since 2010. From 2000 to 2010, Ms. Lassa served as an officer of our packaging business. From 1997 to 2000, Ms. Lassa served as general manager of our packaging business. From 1986 to 1997, Ms. Lassa served in a variety of operating, production, superintendent, and marketing roles at a number of our locations. Ms. Lassa received a B.S. in paper science and engineering from the University of Wisconsin-Stevens Point.
Compensation Arrangements With Ms. Lassa Upon Her Election as Executive Vice President and Chief Operating Officer

The compensation committee of our board of directors approved the following compensation arrangements in recognition of Ms. Lassa's election as executive vice president and chief operating officer. These arrangements are effective January 1, 2013, unless specified otherwise:

•
On December 17 2012, Ms. Lassa will be awarded a special long-term equity award of $200,000 worth of restricted stock units, which will vest on March 16, 2015, subject to the terms of her Restricted Stock Unit Award Agreement. Ms. Lassa's Restricted Stock Unit Award Agreement will be filed with our 2012 annual report on Form 10-K.

•	Ms. Lassa's annual base salary will be $412,000.

•	Ms. Lassa's short-term incentive award target payout under the Boise Inc. Incentive and Performance Plan will be 75%.

•
Ms. Lassa's new severance agreement will begin on January 1, 2013, end on February 18, 2015, and provide a payout of 3.5 times her annual base salary at the rate in effect at the time she receives a notice of termination. Except for the payout amount and the term of the agreement, the remaining terms of Ms. Lassa's severance agreement will be identical to those terms reflected in the form of 2010 Officer Severance Agreement filed with the SEC on March 2, 2011, as Exhibit 10.24 to our 2010 annual report on Form 10-K.

The above summaries do not purport to be complete and are subject to and qualified in their entirety by reference to the text of the news release filed as Exhibit 99.1 to this current report on Form 8-K and the agreements referenced in this Item 5.02. Exhibit 99.1 and the agreements referenced in this Item 5.02 are hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
The following exhibit is filed as part of this current report on Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Boise Inc. News Release dated December 4, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOISE INC.		BZ INTERMEDIATE HOLDINGS LLC

By	/s/ KAREN E. GOWLAND	By	/s/ KAREN E. GOWLAND
	Karen E. Gowland Senior Vice President, General Counsel and Secretary		Karen E. Gowland Senior Vice President, General Counsel and Secretary
Date: December 4, 2012

4